Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE	Investor Contact: Michael Russell, 419.627.2233
https://investors.sixflags.com	Media Contact: Gary Rhodes, 704.249.6119

SIX FLAGS ANNOUNCES PRIVATE OFFERING OF $1.0 BILLION OF SENIOR NOTES AND REDEMPTIONS OF 2027 NOTES

CHARLOTTE, N.C. (Jan. 6, 2026) – Six Flags Entertainment Corporation (NYSE: FUN) (the “Company,” “Six Flags,” “we,” “us” or “our”), the largest regional amusement park operator in North America, today announced that the Company and its wholly-owned subsidiaries, Canada’s Wonderland Company (“Canada’s Wonderland”) and Millennium Operations LLC (“Millennium Operations” and, together with Canada’s Wonderland, the “Subsidiary Co-Issuers,” and, together with the Company, the “Co-Issuers”), intend to offer, subject to market conditions and other factors, $1.0 billion in aggregate principal amount of Senior Notes due 2032 (the “Notes”) in a private offering (the “Offering”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons outside the United States in accordance with Regulation S under the Securities Act.

The Company intends to apply the net proceeds from the Offering, together with cash on hand, towards the full redemption (the “Redemptions”) of the Company’s 5.375% Senior Notes due April 15, 2027 and 5.500% Senior Notes due April 15, 2027 (collectively, the “2027 Notes”) and to pay accrued and unpaid interest on the 2027 Notes, if any, to, but not including, the redemption date, and to pay fees and expenses in connection with the Offering and the Redemptions. Concurrently with the commencement of the Offering, the Company issued notices of conditional full redemption to holders of the applicable 2027 Notes to redeem the respective 2027 Notes in full. The Redemptions are each conditioned upon the consummation of a financing, which may be satisfied by the Offering, resulting in aggregate gross proceeds to the Company of at least $1.0 billion. There can be no assurances as to when and if such conditions will be satisfied and the Company may waive the conditions at its discretion.

The Notes will be senior unsecured obligations of the Co-Issuers and will initially be fully and unconditionally guaranteed by all of the Company’s direct and indirect wholly-owned restricted subsidiaries (other than the Subsidiary Co-Issuers) that, as of immediately before the consummation of the Offering, are obligors under the Company’s credit agreement.

The Notes will be offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act, and to certain persons outside of the United States pursuant to Regulation S under the Securities Act. The

Six Flags Entertainment Corporation – 8701 Red Oak Boulevard, Charlotte, NC 28217 – Phone: 704.414.4700

SIX FLAGS ANNOUNCES PRIVATE OFFERING OF $1.0 BILLION OF SENIOR NOTES AND REDEMPTIONS OF 2027 NOTES

Jan. 6, 2026

Notes and the related guarantees have not been registered under the Securities Act or the securities laws of any state or other jurisdiction and may not be offered or sold in the United States without registration or an applicable exemption from the Securities Act and applicable state securities or blue sky laws and foreign securities laws.

This press release is for informational purposes only and does not constitute an offer to sell, or a solicitation of an offer to buy, any security. No offer, solicitation, or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful. Any offers of the Notes will be made only by means of a private offering memorandum. In addition, this press release does not constitute a notice of redemption of the 2027 Notes. Information concerning the terms and conditions of the Redemptions is described in the notices of conditional full redemption distributed to holders of the 2027 Notes by the respective trustees under the indentures governing the 2027 Notes.

SIX FLAGS ENTERTAINMENT CORPORATION

Six Flags Entertainment Corporation (NYSE: FUN) is North America’s largest regional amusement-resort operator with 26 amusement parks, 15 water parks and nine resort properties across 16 states in the U.S., Canada and Mexico. The Company also manages an amusement park in Saudi Arabia. Focused on its purpose of making people happy, Six Flags provides fun, immersive and memorable experiences to millions of guests every year with world-class coasters, themed rides, thrilling water parks, resorts and a portfolio of beloved intellectual property such as Looney Tunes®, DC Comics® and PEANUTS®.

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this news release that are not historical in nature are forward-looking statements within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements as to our expectations, beliefs, goals and strategies regarding the future. Words such as “anticipate,” “believe,” “create,” “expect,” “future,” “guidance,” “intend,” “plan,” “potential,” “seek,” “synergies,” “target,” “objective,” “will,” “would,” similar expressions, and variations or negatives of these words identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. These forward-looking statements, including statements we make regarding the terms of the Offering, the use of proceeds therefrom and the satisfaction of any conditions relating to the Redemptions, may involve current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions that are difficult to predict, may be beyond our control and could cause actual results to differ materially from those described in such statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct, or that our growth and operational strategies will achieve the target results. Important risks and uncertainties that may cause such a difference and could

Six Flags Entertainment Corporation – 8701 Red Oak Boulevard, Charlotte, NC 28217 – Phone: 704.414.4700

SIX FLAGS ANNOUNCES PRIVATE OFFERING OF $1.0 BILLION OF SENIOR NOTES AND REDEMPTIONS OF 2027 NOTES

Jan. 6, 2026

adversely affect attendance at our parks, our future financial performance, and/or our growth strategies, and could cause actual results to differ materially from our expectations or otherwise to fluctuate or decrease, include, but are not limited to: failure to realize the anticipated benefits of the merger, including difficulty in integrating the businesses of legacy Six Flags and legacy Cedar Fair; failure to realize the expected amount and timing of cost savings and operating synergies related to the merger; adverse weather conditions; general economic, political and market conditions; the impacts of pandemics or other public health crises, including the effects of government responses on people and economies; competition for consumer leisure time and spending or other changes in consumer behavior or sentiment for discretionary spending; unanticipated construction delays or increases in construction or supply costs; changes in capital investment plans and projects; anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of our operations; legislative, regulatory and economic developments and changes in laws, regulations, and policies affecting us; acts of terrorism or outbreak of war, hostilities, civil unrest, and other political or security disturbances; and other risks and uncertainties we discuss under the heading “Risk Factors” within our Annual Report on Form 10-K and in the other filings we make from time to time with the Securities and Exchange Commission. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this document and are based on information currently and reasonably known to us. We do not undertake any obligation to publicly update or revise any forward-looking statements to reflect future events, information or circumstances that arise after publication of this news release.

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This news release and prior releases are available under the News tab at https://investors.sixflags.com

Six Flags Entertainment Corporation – 8701 Red Oak Boulevard, Charlotte, NC 28217 – Phone: 704.414.4700